UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2014

Affinity Gaming
(Exact name of registrant as specified in its charter)

Nevada	000-54085	02-0815199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3755 Breakthrough Way Suite 300 Las Vegas, NV	89135	(702) 341-2400
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 7, 2014, Affinity Gaming entered into an agreement (the “Executive Agreement”) with David D. Ross, our Chief Executive Officer. The Executive Agreement extends the term of Mr. Ross’s employment with our company through July 31, 2014 under the letter agreement, dated January 11, 2011, between Mr. Ross and our company (the “Letter Agreement”). The Executive Agreement also modifies certain terms of the Letter Agreement and the Duty of Loyalty Agreement, dated January 11, 2011, between Mr. Ross and our company (the “DOL Agreement”), which was executed upon Mr. Ross’s appointment as Chief Executive Officer.

We have attached the full text of the Executive Agreement, which is incorporated herein by reference, as Exhibit 10.1 to this Current Report on Form 8-K. We have also provided a summary of the material terms of the Executive Agreement, which is incorporated by reference into this Item 1.01, under Item 5.02 below.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2014, we entered into the Executive Agreement with David D. Ross pursuant to which the term of Mr. Ross’s employment with our company is extended through July 31, 2014.

We will increase Mr. Ross’s base salary to $623,000 per year effective as of January 1, 2014, and he will be eligible for an annual bonus of up to the pro rated portion of 75% of base salary based on our actual performance with respect to specified objectives for the period Mr. Ross serves as Chief Executive Officer during the 2014 calendar year.

We may remove Mr. Ross as Chief Executive Officer prior to July 31, 2014, in which case we will continue to employ Mr. Ross under the terms of the Letter Agreement (as modified by the Executive Agreement) until the end of his employment term on July 31, 2014. At the end of such term, Mr. Ross’s employment with our company and our affiliates will cease.

Under the DOL Agreement, as modified by the Executive Agreement, until August 1, 2015, Mr. Ross will not own any interest in, or perform any services for, any person or entity which owns 5% or more of our voting securities or specified entities which compete with our company. As further consideration for this restrictive covenant, we have agreed to pay Mr. Ross $261,500 on or before December 31, 2014.

In connection with entering into the Executive Agreement, on February 7, 2014, Mr. Ross resigned as a member of our Board of Directors. We have attached a copy of Mr. Ross’s resignation letter, which is incorporated herein by reference, as Exhibit 17.1 to this Current Report on Form 8-K.

The foregoing summary of the Executive Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Executive Agreement, which we have filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 8.01	Other Events.

On February 10, 2014, we issued a press release regarding the Executive Agreement. We have attached a copy of the press release, which is incorporated herein by reference, as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01(d) Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Affinity Gaming

Date:	February 13, 2014	By:	/s/ Donna Lehmann
		Name:	Donna Lehmann
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Executive Agreement, dated February 7, 2014, between Affinity Gaming and David D. Ross
17.1	David D. Ross' resignation letter, dated February 7, 2014
99.1	Press release issued February 10, 2014